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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2015

START SCIENTIFIC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52227	20-4910418
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

2003 My Anns Hill San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 758-5898

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On January 13, 2015, Start Scientific. Inc. (the “Company”) acquired an option to purchase 1,500 acres of leases in Matagorda County. Texas (the "Airport Lease"). The Company has until February 5, 2015 to tender $150,000 for the Airport Lease from the city of Palacios. The Company is required to pay gross revenue royalties of 18.75% to the city of Palacios and 1.25% royalty to XXI Oil & Gas, LLC upon production in accordance with the lease. Upon tendering $150,000 for the Airport Lease, the Company will have three (3) years to get the Airport Lease into production.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Assignment of Option to Exercise Oil, Gas and Mineral Lease, dated January 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Start Scientific, Inc.

Date: January 21, 2015	By: /s/ Norris R. Harris
Norris R. Harris
Chief Executive Officer